Exhibit 99.1

The AZEK Company Stockholders Approve Transaction with James Hardie

CHICAGO – June 27, 2025 – The AZEK Company Inc. (NYSE: AZEK) (“AZEK” or the “Company”), the industry-leading manufacturer of beautiful, low-maintenance and environmentally sustainable outdoor living products, including TimberTech® Decking and Railing, AZEK® and Versatex® Trim and StruXure® pergolas, today announced that its stockholders have voted to approve all proposals related to the Company’s proposed transaction with James Hardie Industries plc (“James Hardie”) at its Special Meeting of Stockholders. As previously announced, under the terms of the merger agreement and subject to the completion of the transaction, AZEK stockholders will receive $26.45 in cash and 1.0340 ordinary shares of James Hardie to be listed on the New York Stock Exchange for each share of AZEK common stock owned.

“We thank our stockholders for their overwhelming support of this transaction,” said Jesse Singh, CEO of The AZEK Company. “This is a transformative moment for our company and our people. By combining with James Hardie, we are bringing together two purpose-driven teams with complementary capabilities, united by a commitment to innovation, sustainability, and long-term value creation. Most importantly, this combination enhances our ability to deliver more value to our customers—through expanded offerings, greater innovation, and the continued best-in-class service they expect from our brands—while unlocking new avenues for growth.”

The transaction is expected to close on or about July 1, 2025, subject to the satisfaction or waiver of the closing conditions set forth in the merger agreement.

Approximately 99.96% of the votes cast at the Special Meeting voted in favor of the proposal to adopt the merger agreement, representing approximately 75.61% of AZEK’s total outstanding shares of common stock. The final vote results, as certified by the inspector of elections, will be filed on a Form 8-K filed with the U.S. Securities and Exchange Commission.

ABOUT THE AZEK® COMPANY

The AZEK Company Inc. (NYSE: AZEK) is the industry-leading designer and manufacturer of beautiful, low maintenance and environmentally sustainable outdoor living products, including TimberTech® Decking and Railing, Versatex® and AZEK® Trim, and StruXure® pergolas. Consistently awarded and recognized as the market leader in innovation, quality, aesthetics and sustainability, our products are made from up to 85% recycled material and primarily replace wood on the outside of homes, providing a long-lasting, eco-friendly, and stylish solution to consumers. Leveraging the talents of its approximately 2,000 employees and the strength of relationships across its value chain, The AZEK Company is committed to accelerating the use of recycled material in the manufacturing of its innovative products, keeping hundreds of millions of pounds of waste and scrap out of landfills each year, and revolutionizing the industry to create a more sustainable future. The AZEK Company has recently been named one of America’s Most Responsible Companies by Newsweek, a Top Workplace by the Chicago Tribune and U.S. News and World Report, one of Barron’s 100 Most Sustainable U.S. Companies, one of TIME’s World’s Best Companies in Sustainable Growth for 2025, and celebrated in Fast Company’s 2024 Brands That Matter list, where TimberTech was highlighted as a benchmark brand. Headquartered in Chicago, Illinois, the company operates manufacturing and recycling facilities in Ohio, Pennsylvania, Idaho, Georgia, Nevada, New Jersey, Michigan, Minnesota and Texas. For additional information, please visit azekco.com.

Cautionary Disclosure Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Examples of forward-looking statements include statements about: the proposed transaction between AZEK and James Hardie (the “Transaction”), including estimated synergies, and the expected timing of completion of the Transaction; the Company’s future performance or expectations; and the Company’s plans, objectives or goals. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “target,” “estimate,” “project,” “predict,” “trend,” “forecast,” “guideline,” “aim,” “objective,” “will,” “should,” “could,” “likely,” “continue,” “may,” “objective,” “outlook” and similar expressions may identify forward-looking statements but are not the exclusive means of identifying such statements. Investors are cautioned not to place undue reliance on forward looking statements.

Forward-looking statements of AZEK and James Hardie, respectively, are based on the current expectations, estimates and assumptions of AZEK and James Hardie, respectively, and, because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the control of AZEK or James Hardie. Such known and unknown risks, uncertainties and other factors may cause actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by forward-looking statements. These factors include risks and uncertainties relating to the Transaction, including, but not limited to, the possibility that conditions to closing are not satisfied on a timely basis or at all; the possible occurrence of events that may give rise to a right of either or both of AZEK and James Hardie to terminate the merger agreement providing for the Transaction; possible negative effects of the announcement or the consummation of the Transaction on the market price of James Hardie’s and/or AZEK’s shares and/or on their respective businesses, financial conditions, results of operations and financial performance; the impact of the additional indebtedness the Company would incur in connection with the Transaction; risks relating to the value of the James Hardie shares to be issued in the Transaction and the contemplated listing arrangements for James Hardie shares and depositary interests following the Transaction; risks relating to significant transaction costs and/or unknown liabilities; the possibility that the anticipated synergies and other benefits from the Transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the Transaction; risks associated with Transaction-related litigation; the possibility that costs or difficulties related to the integration of AZEK’s and James Hardie’s businesses will be greater than expected; the risk that the Transaction and its announcement could have an adverse effect on the parties’ relationships with its and their employees and other business partners, including suppliers and customers; the potential for the Transaction to divert the time and attention of management from ongoing business operations; the potential for contractual restrictions under the merger agreement providing for the Transaction to adversely affect the parties’ ability to pursue other business opportunities or strategic transactions; the risk of other Transaction related disruptions to the businesses, including business plans and operations, of AZEK and James Hardie; and the possibility that, as a result of the Transaction or otherwise, James Hardie could lose its foreign private issuer status and be required to bear the costs and expenses related to full compliance with rules and regulations that apply to U.S. domestic issuers. There can be no assurance that the Transaction will in fact be consummated in the manner described or at all.

These factors are not necessarily all of the factors that could cause AZEK’s, James Hardie’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, could also harm AZEK’s, James Hardie’s or the combined company’s results.

The foregoing discussion of risks and uncertainties is not exhaustive; other risks and uncertainties may cause actual results to differ materially from those referenced in any forward looking statements. All forward-looking statements attributable to AZEK, James Hardie or the combined company, or persons acting on AZEK’s or James Hardie’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward looking statements in this communication speak only as of the date of this communication and are statements of then current expectations concerning future results, events and conditions. Neither AZEK nor James Hardie assumes any obligation to update any forward looking statements or information except as required by law. If AZEK or James Hardie updates one or more forward-looking statements, no inference should be drawn that AZEK or James Hardie will make additional updates with respect to those or other forward-looking statements. Further information regarding AZEK, James Hardie and factors that could affect the forward-looking statements contained herein can be found in AZEK’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, and in its other documents filed or furnished with the U.S. Securities and Exchange Commission (“SEC”), and in James Hardie’s Annual Report on Form 20-F for the fiscal year ended March 31, 2025, and in its other documents filed or furnished with the SEC.

Investor Relations Contact:

Eric Robinson
312-809-1093
ir@azekco.com

Media Contact:

Amanda Cimaglia
312-809-1093
media@azekco.com

Jim Golden / Tali Epstein
Collected Strategies
azek-cs@collectedstrategies.com